Schedule 14C Information

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM, INC.

(Name of Registrant as Specified in Its Charter)

____________________________________________________________

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TIFF Investment Program, Inc.

Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, PA 19428

Dear TIFF Multi-Asset Fund (“MAF”) member:

We are pleased to provide you with the enclosed Information Statement that contains a description of two new money manager agreements recently entered into by the TIFF Investment Program, Inc. on behalf of MAF. One of those agreements involves a new “long only” mandate with Lansdowne Partners, the UK based manager of a “long/short” fund in which MAF has since 2006 had (and will continue to have) an investment. The other agreement relates to a new MAF relationship with OVS Capital Management. OVS is a newly organized firm, is also based in the UK and will take event driven positions, primarily in European securities. These two new mandates will reduce the amount of MAF’s capital that TIFF is managing internally and will increase the capital exposed to external managers pursuing active strategies.

While TIFF remains concerned about the state of the global economy and cautious regarding capital markets in general, we remain vigorous in our pursuit of opportunities to compound MAF’s capital in a difficult environment. We believe the two new manager fundings described in the Information Statement are just such opportunities.

Please read the Information Statement and let us know if you have any questions. YOU ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME. NO VOTE IS REQUIRED.

Thanks, as always, for your continued confidence in TIFF.

Sincerely,

Richard J. Flannery

President and Chief Executive Officer

TIFF Investment Program, Inc.

TIFF INVESTMENT PROGRAM, INC.

Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, Pennsylvania 19428

_____________

TIFF Multi-Asset Fund

____________

INFORMATION STATEMENT

February 21, 2012

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at https://wwws.tiff.org/MutualFunds/reports/prospectus/InfoStatement.pdf

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program, Inc. (“TIP”), to provide members with information regarding money manager agreements between TIP and Lansdowne Partners Limited Partnership (“Lansdowne”) and, separately, between TIP and OVS Capital Management LLP (“OVS Capital”), each a new money manager managing assets on behalf of Multi-Asset Fund. This Information Statement explains why the board of directors of TIP, all of whom are not “interested persons” of TIP (the “board” or the “directors”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the money manager agreements with Lansdowne and OVS Capital. Among other things, this Information Statement describes generally the terms of the money manager agreements and provides information about Lansdowne and OVS Capital.

This Information Statement is being delivered on or about February 21, 2012 to members of record as of February 1, 2012.

Multi-Asset Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein.   WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the money manager agreements, the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS” or the “Adviser”), and TIP’s advisory agreement with TAS.

PART II contains information about TIP, TAS, Lansdowne, OVS Capital, and other miscellaneous items.

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I.	MONEY MANAGER AGREEMENTS BETWEEN TIP AND LANSDOWNE, OVS CAPITAL

Multi-Asset Fund operates in large part on a “multi-manager” basis, which means that its assets are divided into multiple segments, each managed by a different money management firm as money managers to TIP, supervised by TAS.  TAS is responsible for determining the appropriate manner in which to allocate assets among money managers, including recommending new money managers to the TIP board.  There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages a segment of Multi-Asset Fund pursuant to a money manager agreement.

During an in-person meeting held on December 12, 2011, the board evaluated and approved money manager agreements, effective as of January 1, 2012, with Lansdowne and, separately, with OVS Capital on behalf of Multi-Asset Fund.

In general, a mutual fund cannot enter into new advisory agreements or materially amend existing advisory agreements unless the members of that mutual fund vote to approve the agreements.  Multi-Asset Fund, however, has entered into money manager agreements with Lansdowne and OVS Capital without member action pursuant to an exemptive order issued by the SEC (the “Exemptive Order”).  The Exemptive Order permits TAS and the TIP funds, subject to board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts.  The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements.  This Information Statement is being provided to all members of Multi-Asset Fund to provide information relating to the new money manager agreements with Lansdowne and OVS Capital as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement

TAS acts as investment adviser to Multi-Asset Fund pursuant to an Amended and Restated Advisory Agreement dated as of June 1, 2011 (the “Advisory Agreement”).   The Advisory Agreement, which was initially approved by the directors of TIP at a meeting held on March 21, 2011, was last submitted for a vote and approved by Multi-Asset Fund’s members at a special meeting of the members held on May 23, 2011.  The purpose of submission of the Advisory Agreement to the Fund’s members was to seek approval of the Advisory Agreement, including an increase in the advisory fee paid by Multi-Asset Fund to TAS. The board last approved continuance of the Advisory Agreement for Multi-Asset Fund at a meeting held on June 15-16, 2011. The previous advisory agreement between TAS and the Fund, dated as of March 31, 1995, as amended, was superseded by the new Advisory Agreement upon its effectiveness.

Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the board and TAS agree are appropriate to support and enhance the investment program of the Fund.  The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the board independent money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

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Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion; and 0.18% on assets exceeding $3 billion.  Prior to June 1, 2011, the Fund paid TAS an annualized fee of 0.20% on the first $500 million of Multi-Asset Fund’s average daily net assets; 0.18% on the next $500 million of assets; 0.15% on the next $500 million of assets; 0.13% on the next $500 million of assets; 0.11% on the next $500 million of assets; and 0.09% on assets exceeding $2.5 billion in accordance with the previous advisory agreement between TAS and the Fund. For the fiscal year ended December 31, 2011, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement and the previous advisory agreement, as applicable, advisory fees of $7,328,206.  For the fiscal year ended December 31, 2011, Multi-Asset Fund paid directly to the Fund’s money managers management fees of $12,067,022.

Effective July 1, 2009, TAS also provides certain administrative and other services to TIP pursuant to a services agreement. Under the services agreement, TAS receives 0.02% per annum for such services provided to Multi-Asset Fund. For the year ended December 31, 2011, the fees paid to TAS by Multi-Asset Fund were $816,635.

The New Money Manager Agreements between TIP and Lansdowne, OVS Capital

Prior to January 1, 2012, Multi-Asset Fund engaged nine independent money managers and TAS to manage the Fund’s investments. At a meeting held on December 12, 2011, the directors approved new money manager agreements with Lansdowne and, separately, with OVS Capital for Multi-Asset Fund.

TAS recommended to the board that Lansdowne be added as a money manager of Multi-Asset Fund based on a number of factors, including but not limited to TAS’s familiarity with Lansdowne’s principals and approach. Lansdowne is expected to manage a portfolio consisting primarily of equity securities of large-cap companies in developed markets. Lansdowne identifies investment opportunities through in-depth fundamental research and analysis. The investment approach is expected to result in a relatively concentrated portfolio, with a focus on maximizing returns relative to risk.

TAS recommended to the board that OVS Capital be added as a money manager of Multi-Asset Fund in an effort to enhance Multi-Asset Fund’s risk-adjusted returns. OVS Capital seeks to provide a market-neutral risk profile through event-driven positions and careful hedging. OVS Capital may hold its positions directly or indirectly through over-the-counter swaps or similar contracts or through options.

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Upon the recommendation of TAS and after considering a variety of factors (as described below under “Consideration of Money Manager Agreements by the Board”), the directors voted on December 12, 2011, to approve the money manager agreements with Lansdowne and, separately, with OVS Capital, each to become effective as of January 1, 2012.  The terms of the money manager agreements are more fully described below under “Description of the Money Manager Agreements.”

Consideration of Money Manager Agreements by the Board

In considering the money manager agreements with Lansdowne and OVS Capital for Multi-Asset Fund, the board requested and considered a wide range of information from TAS, Lansdowne, and OVS Capital in advance of the meeting.  The board considered information regarding Lansdowne’s and OVS Capital’s personnel and services, investment strategies and philosophies, portfolio management, potential portfolio holdings, and fees and expenses. The board also considered the performance of other investment companies and accounts, as applicable, that had been managed by Lansdowne’s and OVS Capital’s investment professionals. Information about Lansdowne’s and OVS Capital’s proposed brokerage practices was also provided, including proposed allocation methodologies, best execution policies, and, with respect to Lansdowne, soft dollar program.  It was noted that OVS Capital had no soft dollar arrangements in place at the time of the board meeting. In addition, the board considered information with respect to compliance and administration at each of Lansdowne and OVS Capital, including their codes of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individuals serving as chief compliance officers, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting each of Lansdowne and OVS Capital, as applicable.  It was noted that OVS Capital was a newly-formed organization and, while each of its principals had extensive experience in investment management, the firm had a limited operating history. It was also noted that, because Multi-Asset Fund had an existing investment in a private fund managed by Lansdowne, TAS was already familiar with Lansdowne. The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and the factors the board should consider in its evaluation of the money manager agreements; Lansdowne’s and OVS Capital’s responses to a questionnaire prepared by the directors’ independent counsel requesting information necessary for the directors’ evaluation of the money manager agreements; and responses to additional questions posed by the board regarding expected investment opportunities and strategies, performance benchmarks, Lansdowne’s and OVS Capital’s investment professionals, “key man” risk, and the proposed fee schedules of each of Lansdowne and OVS Capital.

The board considered a number of additional factors in evaluating the money manager agreements with each of Lansdowne and OVS Capital on behalf of Multi-Asset Fund.  The board considered information describing the addition of each of Lansdowne and OVS Capital to Multi-Asset Fund; the advisory services each of Lansdowne and OVS Capital was expected to provide to the Fund; the potential benefits of including each of Lansdowne and OVS Capital as a money manager to the Fund; and other information deemed relevant.  The potential benefits of adding each of Lansdowne and OVS Capital as a money manager of Multi-Asset Fund were identified as: (i) investment philosophies and disciplined security selection processes; (ii) active management styles; (iii) with respect to Lansdowne, TAS’s familiarity with the investment strategies employed to meet the proposed investment objective; (iv) with respect to OVS Capital, potential future benefits to Multi-Asset Fund as a result of the TAS staff deepening its understanding of the unique investment strategies employed by OVS Capital; (v) alignment of interests; and (vi) performance records achieved by other funds or accounts managed by each of Lansdowne’s and OVS Capital’s investment professionals and their reputations in the industry.  The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreements with each of Lansdowne and OVS Capital.  The board did not specifically consider the profitability of Lansdowne and OVS Capital expected to result from their relationships with the Fund because Lansdowne and OVS Capital are not affiliated with TAS or TIP except by virtue of serving as a money manager (noting, however, with respect to Lansdowne, the ownership by the Fund and certain other funds bearing the TIFF name of other investment vehicles managed by Lansdowne), and the fees to be paid to Lansdowne and OVS Capital were negotiated on an arm’s-length basis in a competitive marketplace.

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The board based its evaluation on the material factors presented to it at the meeting and discussed above, including: (i) the terms of the agreements; (ii) the reasonableness of each money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by each of Lansdowne and OVS Capital in connection with providing services to the Fund; (iii) the nature, quality, and extent of the services expected to be performed by Lansdowne and OVS Capital; and (iv) the nature and expected effects of adding each of Lansdowne and OVS Capital as money managers of Multi-Asset Fund.  The board noted in particular the experience of Lansdowne’s and OVS Capital’s investment personnel and, with respect to OVS Capital, their contributions to investment management firms with which they were previously affiliated. While OVS Capital had a limited performance history as an investment adviser, the board concluded that the experience and performance of OVS Capital’s investment and other staff were satisfactory. Additionally, the board noted that the proposed fee schedule for OVS Capital provided for a performance-adjusted compensation arrangement in keeping with Multi-Asset Fund’s performance goals, while the proposed fee schedule for Lansdowne did not include a performance-adjustment component. Although neither Lansdowne’s fee schedule nor the asset-based portion of OVS Capital’s fee schedule included breakpoints that could enable the Fund to benefit from economies of scale, Lansdowne’s fee schedule was consistent with the fee schedule that it offered to other clients with separately managed accounts having an investment mandate substantially similar to that of Multi-Asset Fund; and OVS Capital’s fee schedule closely paralleled the terms that OVS Capital offered to the initial investors in its commingled fund.

In arriving at its decision to approve the money manager agreements with each of Lansdowne and OVS Capital, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations.

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After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreements with each of Lansdowne and OVS Capital for Multi-Asset Fund.  Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the agreements and other considerations.  In their deliberations with respect to these matters, the directors were advised by their independent legal counsel.  The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of the investment advisory contracts.  The directors concluded that the money manager agreements with each of Lansdowne and OVS Capital were reasonable, fair, and in the best interests of the Fund and its members, and that the fees provided in such agreements were fair and reasonable.  In the board’s view, approving the money manager agreements with each of Lansdowne and OVS Capital was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Money Manager Agreements

The money manager agreement with Lansdowne for Multi-Asset Fund is included as Appendix A to this Information Statement. The money manager agreement with OVS Capital for Multi-Asset Fund is included as Appendix B to this Information Statement. The following description of the money manager agreements is qualified in its entirety by reference to the full text of each agreement as set forth in Appendix A and in Appendix B.

The money manager agreements for each of Lansdowne and OVS Capital, dated as of January 1, 2012, provide that each of Lansdowne and OVS Capital will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to them from time to time by TAS, subject to the supervision of the board and TAS.  The money manager agreements require the money managers to give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund.  In evaluating the terms available for executing particular transactions and in selecting broker-dealers, each of Lansdowne and OVS Capital may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker-dealers.  The money managers are authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if the money manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  In addition, the money manager agreements include provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreements and restrict the money managers from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of that Fund, except under certain circumstances.

The money manager agreement for Lansdowne provides that Multi-Asset Fund will pay Lansdowne a fee of 0.80% per year on all assets comprising its portfolio. The money manager agreement for OVS Capital provides that Multi-Asset Fund will pay OVS Capital: (i) an asset-based fee of 1.5% per year on all assets comprising its portfolio, payable monthly; and (ii) a performance-based fee, payable annually, of 15% of the amount by which assets managed by OVS Capital appreciate annually, provided that the dollar amount of prior year losses, if any, has been recovered.

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The money manager agreements provide that the Fund’s arrangement with each of Lansdowne and OVS Capital will continue in effect for a period of two years from the date of the agreements, and thereafter from year to year if the continuance of each agreement is approved at least annually in conformity with the requirements of the 1940 Act.  The money manager agreements may be amended by mutual consent of the parties thereto, but the consent of Multi-Asset Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund.  The money manager agreements may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Lansdowne with at least 60 days’ written notice and by OVS with at least 30 days’ written notice.  The money manager agreements will terminate automatically in the event of their “assignment,” as defined in the 1940 Act.

The money manager agreements provide that neither Lansdowne nor OVS Capital shall be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Lansdowne or OVS Capital in providing services under the applicable money manager agreement or from reckless disregard by Lansdowne or OVS Capital of their obligations and duties under the applicable money manager agreement.

 Additional Fee Information

The  following table summarizes the actual expenses of Multi-Asset Fund for its 2010 fiscal year, restated to reflect the fee schedule in the Advisory Agreement between Multi-Asset Fund and TAS that became effective as of June 1, 2011. The table also shows a pro forma estimate of what such 2010 expenses would have been had both Lansdowne and OVS Capital served as money managers for Multi-Asset Fund during that year under the arrangements described in this Information Statement. The Actual Expenses (Restated) column assumes that the new fee schedule between Multi-Asset Fund and TAS became effective on January 1, 2010 and the Pro Forma Expenses column assumes that Lansdowne and OVS Capital each became a money manager on January 1, 2010. The table is designed to facilitate an understanding of the potential impact of Lansdowne’s and OVS Capital’s fee schedules on the Fund’s fees and expenses. Actual Fund fees and expenses will differ from those presented here due in part to factors such as money managers’ performance and the Fund’s average net assets during relevant periods.

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	Multi-Asset Fund
	2010 Actual Expenses (Restated)	2010 Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.72% [a]	0.82% [b]
Other Expenses	0.17%	0.17%
Acquired Fund Fees and Expenses	0.60%	0.60%

Total Annual Fund Operating Expenses	1.49% [a]	1.59% [b]

[a]	Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the fee schedule in the Advisory Agreement between Multi-Asset Fund and TAS that became effective on June 1, 2011.

[b]	Management Fees and Total Annual Fund Operating Expenses have been restated to show an estimate of what Multi-Asset Fund’s expenses would have been in 2010 had the new money manager agreements with Lansdowne and OVS Capital been in effect during 2010. With respect to OVS Capital, the restated fees and expenses show only the effects of the asset-based portion of the fee schedule, but not the performance-based portion of the fee schedule.

Cost of Investing Example

This example is intended to help members compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds.  In calculating the example, the actual expenses of Multi-Asset Fund during 2010 (restated to reflect the fee schedule in the Advisory Agreement between Multi-Asset Fund and TAS that became effective as of June 1, 2011) are used, as are pro forma estimates of what such 2010 expenses would have been had Lansdowne and OVS Capital served as money managers to Multi-Asset Fund during that year, as shown in the expense table above. The pro forma examples do not reflect the performance fee component of OVS Capital’s fee schedule.  The actual (restated) and pro forma examples assume that a member invests $10,000 in the Fund for the time periods indicated.  The examples also assume that the investment has a 5% return each year, the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table, and all dividends and distributions are reinvested.  Entry fees are reﬂected in both scenarios shown below and redemption (exit) fees are reﬂected in the rows labeled ‘‘With redemption at end of period.’’  Actual costs may be higher or lower.

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	Multi-Asset Fund
One Year	2010 Actual (Restated)	2010 Pro Forma
With Redemption at end of period	$252	$262
No redemption at end of period	$201	$211

Three Years
With redemption at end of period	$574	$604
No redemption at end of period	$ 519	$549

Five Years
With redemption at end of period	$918	$970
No redemption at end of period	$859	$911

Ten Years
With redemption at end of period	$1,891	$1,999
No redemption at end of period	$1,821	$1,930

II. OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them two distinct funds, each with its own investment objective and policies.  TIP was incorporated under Maryland law on December 23, 1993, and at present consists of TIFF Multi-Asset Fund and TIFF Short-Term Fund.  The mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TAS is the investment adviser to the TIP mutual funds.  TAS’s principal offices are at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428.  TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in large part by identifying and recommending to the board independent money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other techniques.  The money managers are responsible for day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to them.  Each money manager specializes in a particular market sector or utilizes a particular investment style.  TAS may invest a substantial portion of the Fund’s assets in futures contracts, derivative investments, duration investments, and other securities and financial instruments in accordance with the Fund’s objective, policies, and restrictions.

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Information about Lansdowne

Lansdowne is located at 15 Davies Street, London, England, W1K 3AG. As of December 31, 2011, Lansdowne had assets under management of approximately $12 billion. Peter Davies (Co-Head of UK Strategy) and Stuart Roden (Co-Head of UK Strategy) have been with Lansdowne since 2001 and have managed assets for the Fund since 2012.

Paul Ruddock and Steven Heinz are the founding partners of Lansdowne and Lansdowne Partners Limited is the general partner of Lansdowne. Paul Ruddock (the Chief Executive Officer), Steven Heinz and Stuart Roden are the directors of the general partner. The directors, together with Peter Davies and William de Winton, form the general partner’s management committee.

The general partner is a wholly-owned subsidiary of Lansdowne Partners International Limited, which is wholly-owned by Paul Ruddock and Steven Heinz. The general partner and the members of the management committee are located at 15 Davies Street, London, England, W1K 3AG. Lansdowne Partners International Limited is located at Ugland House, P.O. Box 309, South Church Street, George Town, Grand Cayman, Cayman Islands KY1-1104.

Lansdowne is not an investment adviser to any other registered investment companies with an investment objective similar to Multi-Asset Fund’s.

Information about OVS Capital

OVS Capital is located at 24 Upper Brook Street, 4th Floor, London, England W1K 7QB. As of December 31, 2011, OVS Capital had assets under management of approximately $92 million. OVS Capital was founded by Sam Morland, Principal and Chief Investment Officer, in 2010. Prior to founding OVS Capital, Mr. Morland was a portfolio manager and partner of HBK Investments and Chief Executive Officer of HBK Europe. OVS Capital has managed assets for the Fund since 2012.

Mr. Morland is the principal executive officer of OVS Capital. OVS Capital Management (Cayman) Limited is the ultimate controller of OVS Capital. Mr. Morland owns 100% of OVS Capital Management (Cayman) Limited and controls approximately 92.5% of OVS Capital through his corporate and individual stakes. Mr. Morland works from offices in London. OVS Capital Management (Cayman) Limited are located at Harbour Place, 2nd Floor, 103 South Church Street, Grand Cayman KY1-1009, Cayman Islands.

OVS Capital is not an investment adviser to any other registered investment companies with an investment objective similar to Multi-Asset Fund’s.

Interests of Directors and Officers

To the knowledge of Multi-Asset Fund, no director of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the money manager agreements with either Lansdowne or OVS Capital.  No director purchased or sold securities of or interests in Lansdowne, OVS Capital or any entity directly or indirectly controlling or controlled by Lansdowne or OVS Capital, respectively, since January 1, 2011.  No director or officer of TIP is an officer, employee, director, general partner or shareholder of Lansdowne or OVS Capital. No director or officer of TIP owns securities or has any material direct or indirect interest in Lansdowne or OVS Capital or any other person controlling, controlled by, or under common control with Lansdowne or OVS Capital. No director of TIP had any material interest, direct or indirect, in any material transactions in which Lansdowne, OVS Capital or any entity directly or indirectly controlling or controlled by Lansdowne or OVS Capital, respectively, since January 1, 2011, or has such an interest in any such proposed transactions.

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Information Regarding the Service Providers to Multi-Asset Fund

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent.  As custodian, State Street may employ sub-custodians outside the United States.

Distributor.   Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the distributor of TIP’s shares.

 Outstanding Shares and Significant Shareholders

As of February 1, 2012, Multi-Asset Fund had the following number of shares outstanding:

Title of Class	Number of Shares Outstanding
Multi-Asset Fund	256,914,493.236

As of February 1, 2012, there were no members that owned of record or beneficially 5% or more of the shares of common stock of Multi-Asset Fund.

As of February 1, 2012, the directors and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2010, and semi-annual report for the period ended June 30, 2011, were previously distributed to members.  The annual report for the period ended December 31, 2011 is expected to be distributed to members on or about February 29, 2012.   TIP will furnish, without charge, an additional copy of its annual report for the fiscal year ended December 31, 2011, or semi-annual period ended June 30, 2011, or, when available, the next succeeding annual report, to any member requesting such reports.   An additional copy of the annual and semi-annual report may be obtained, without charge, by contacting TIP by mail, telephone or email using the contact information below or visiting the Securities and Exchange Commission’s website at www.sec.gov.

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 Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, PA 19428

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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Appendix A

Money Manager Agreement

This agreement (the “Agreement”) is between TIFF Investment Program, Inc. (“TIP”), a Maryland corporation, for its TIFF Multi-Asset Fund (the “Fund”), and Lansdowne Partners Limited Partnership (the “Manager”) acting by its general partner, Lansdowne Partners Limited (the “General Partner”), each of the Manager and the General Partner being a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of January 1, 2012 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

Now, therefore, the parties agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” As an open-end management investment company registered under the 1940 Act, the Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time; provided, however, that the Fund will endeavor to provide ninety (90) days’ notice to the Manager prior to any withdrawal.

2.	Appointment and Powers of Manager; Investment Approach

(a) Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers. Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments;

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(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c) Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets in accordance with the Investment Guidelines as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d) Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”) as such requirements have been memorialized in the Investment Guidelines, the policies and procedures of the Fund provided to the Manager from time to time, or otherwise in writing to the Manager ;

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(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of directors of TIP; and

(v)	written instructions and directions of TAS,

provided that any instructions given under (iv) and (v) above are not contrary to any applicable law or regulation.

(b) Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

(c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

4.	Recordkeeping and Reporting

(a) Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund’s request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund’s property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b) Reports to Custodian. The Manager shall provide to the Fund’s custodian (as such entity is identified in the Registration Statement from time to time) and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

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(c) Other Reports. The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a) Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable result, including, without limitation, considering price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b) Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a) Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager by the tenth business day of the following month in connection with this Agreement. The applicable fee rate will be applied to the average daily net assets (gross of expenses except custodian transaction charges) of the Managed Assets, computed as described in the Fund’s Registration Statement. Management Fees payable hereunder shall be exclusive of any value added (or similar) tax which, if payable, shall be paid by the Fund.

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(b) Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment, and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Manager shall not have responsibility for calculating the Net Asset Value of the Fund’s portfolio, but must review daily the pricing of the Managed Assets as provided by or on behalf of the Funds. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets; (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services but not any portion of such commissions attributable to any services which do not constitute brokerage or research services; and (iii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager’s other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners, or employees of the Manager or any of the Manager’s affiliates act as financial advisor, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund.

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement.

9.	Representations

(a) The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement, and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

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(b) The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c) TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d) TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state.

(f) The Manager represents that it shall notify TIP of any additions to or withdrawals of partners from the Manager within a reasonable time after such additions or withdrawals but no less frequently than annually.

(g) The Manager represents that the fee schedule set forth in this Agreement is not higher than the fee schedule in effect for any other separately managed client account that has a substantially similar investment mandate to the Fund, managed by the Manager or its affiliates. The Manager agrees that if at any time it or any of its affiliates agrees to a fee schedule that is lower than the fee schedule set forth in this Agreement, it will promptly offer such lower fee schedule to the Fund.

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that notwithstanding the provisions of Section 1 above, this Agreement may be terminated without the payment of any penalty, by (a) the Fund with regard to any or all of the account assets, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (b) the Manager, in each case, on sixty (60) days’ written notice from the terminating party.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in the Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

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12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing or sent by fax or five business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428
Fax: +1 610-684-8080
Email: miops@tiff.org with a copy to rmaestro@tiff.org

Manager:	Lansdowne Partners Limited Partnership
c/o Lansdowne Partners Limited
15 Davies Street
London, England W1K 3AG
Fax: +44 20 7409 1122
Email: pruddock@lansdownepartners.com
with a copy to ywtai@lansdownepartners.com

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

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15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

On behalf of Fund by the	On behalf of
TIFF Investment Program, Inc.	Lansdowne Partners Limited Partnership acting by its general partner
Lansdowne Partners Limited, by

/s/ Kelly A. Lundstrom	/s/ Peter Davies
Signature	Signature

Kelly A. Lundstrom, Vice President	Peter Davies, Authorized Signatory
Print Name/Title	Print Name/Title

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Schedule I

Dated as of January 1, 2012

to the

Money Manager Agreement (the “Agreement”) Dated as of January 1, 2012

Between

Lansdowne Partners Limited Partnership (the “Manager”) and

TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to the Agreement, the Fund will pay the Manager a fee according to the following formula:

0.80% per annum on the Managed Assets.

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

Agreed and Accepted:		Agreed and Accepted:
TIFF Investment Program, Inc.		Lansdowne Partners Limited Partnership
for its TIFF Multi-Asset Fund		acting by its general partner
Lansdowne Partners Limited

By:	/s/Kelly A. Lundstrom	By:	/s/Peter Davies

Name:	Kelly A. Lundstrom	Name:	Peter Davies
Title:	Vice President	Title:	Authorized Signatory

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Appendix B

Money Manager Agreement

This agreement (the “Agreement”) is between TIFF Investment Program, Inc. (“TIP”), a Maryland corporation, for its TIFF Multi-Asset Fund (the “Fund”), and OVS Capital Management LLP (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is effective as of January 1, 2012 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

Now, therefore, the parties agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets, as changed by investment, reinvestment, additions, disbursements of fees and expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may, with the consent of the Manager, make additions to the Managed Assets at any time, which additions will under normal circumstances be made as of the first Business Day of the month. The Fund may withdraw all or any portion of the Managed Assets as of the first Business Day of the month following sixty (60) days’ notice to the Manager. For purposes of this Section 1, a "Business Day" shall be any day on which banks are open for normal banking business in New York and London and disbursements of fees and expenses shall not be considered to be withdrawals.

2.	Appointment and Powers of Manager; Investment Approach

(a) Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers. Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, including short sale, exchange, or otherwise) securities and other investments;

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(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c) Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d) Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions timely received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager;

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(iv)	written instructions and directions of the board of directors of TIP; and

(v)	written instructions and directions of TAS.

(b) Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law as the Fund or TAS may reasonably specify to effect compliance.

(c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

4.	Recordkeeping and Reporting

(a) Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund’s request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund’s property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b) Reports to Custodian. The Manager shall provide to the Fund’s custodian and to the Fund, on each trade date, information relating to all transactions concerning the Managed Assets.

(c) Other Reports. The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

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5.	Purchase and Sale of Securities

(a) Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof, except as permitted by applicable law, regulation, rule, exemptive relief, or relevant guidance from or by the appropriate regulatory body. Any transactions effected between the Fund and any other client of the Manager shall be effected in compliance with applicable law, regulation, rule, exemptive relief, or relevant guidance from or by the appropriate regulatory body.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b) Aggregating Orders. The Manager, to the extent permitted by applicable law, regulation, rule, exemptive relief, or relevant guidance from or by the appropriate regulatory body, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price, lower brokerage commissions, or efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in a manner it believes to be fair and equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a) Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager no later than the last day of the month immediately following the end of the period to which the fee relates. The management fees shall be paid out of the Managed Assets, except for those fees payable subsequent to the final Calculation Period.

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(b) Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment, and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including its own administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Manager shall not have responsibility for calculating the Net Asset Value of the Fund’s portfolio, but must review daily the pricing of the Managed Assets as provided by or on behalf of the Funds. The Fund shall be responsible for its own fees and expenses; provided, however, that expenses set forth in the following sentence shall be paid out of the Managed Assets. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial transaction fees for the Managed Assets; (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; (iii) interest and taxes, if any, payable by the Fund; and (iv) such non-recurring special out-of-pocket costs and expenses incurred by the Manager, such as legal fees incurred in connection with the acquisition or disposition of investments for the Managed Assets, as may be authorized in advance by the Fund and appropriately documented.

7.	Non-Exclusivity of Services

The Manager shall devote as much of its time to the provision of its services hereunder as it deems necessary and appropriate. The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager’s other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client and the Fund acknowledges that investment action taken by the Manager for each client may differ. The Fund acknowledges that the Fund and the Manager’s other client accounts having the same or similar strategies may not achieve the same performance. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners, or employees of the Manager or any of the Manager’s affiliates act as financial advisor, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund.

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, act, omission or loss arising out of its obligations and duties in performing services under this Agreement, except that the Manager shall be liable for any loss resulting from the Manager’s willful misfeasance, bad faith, or gross negligence in providing services under this Agreement or from the Manager’s reckless disregard of its obligations and duties in providing services under this Agreement.

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9.	Representations

(a) The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement, and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies.

(b) The Manager represents that it is, to the best of its knowledge and belief, in material compliance with all applicable laws, both federal and state.

(c) TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors’ rights and remedies..

(d) TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that, to the best of its knowledge and belief, TIP and the Fund are in material compliance with all applicable state and federal securities laws and regulations.

(f) The Manager represents that it shall notify TIP of any additions to or withdrawals of partners from the Manager within a reasonable time after such additions or withdrawals but no less frequently than annually.

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that notwithstanding the provisions of Section 1 above, this Agreement may be terminated without the payment of any penalty, by (a) the Fund with regard to any or all of the account assets at any time upon notice to the Manager, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (b) the Manager with at least 30 days’ written notice to the Fund.

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Appendix B

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in the Agreement, this Agreement may be amended in writing by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing or sent by fax or five business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
Four Tower Bridge
200 Barr Harbor Drive, Suite 100
West Conshohocken, PA 19428 USA
Fax: 610-684-8080

Manager:	OVS Capital Management LLP
4th Floor, 24 Upper Brook Street
London, England W1K 7QB
Fax: +44 (0) 207-113-2083

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

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Appendix B

15.	Applicable Law

To the extent not governed by US federal law, this Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

On behalf of Fund by the	On behalf of Manager by
TIFF Investment Program, Inc.

/s/ Kelly A. Lundstrom	/s/ Sam Morland
Signature	Signature

Kelly A. Lundstrom, Vice President	Sam Morland, CIO
Print Name/Title	Print Name/Title

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Appendix B

Schedule I

Dated as of January 1, 2012

to the

Money Manager Agreement (the “Agreement”) Dated as of January 1, 2012

Between

OVS Capital Management LLP (the “Manager”) and

TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to the Agreement, the Fund will pay the Manager a fee as set forth below.

The Fund will pay the Manager (i) an asset based fee (the “Investment Management Fee”) plus (ii) a performance based fee (the “Performance Based Fee”), each as described below.

Capitalized terms used throughout this schedule shall have the meanings given to them in the Agreement unless otherwise defined herein.

Investment Management Fee with respect to Managed Assets: The Fund will pay the Manager an asset based fee of 150 basis points (1.50%) per annum, calculated monthly as of the last day of the calendar month based on the Average Net Assets for the month to which the fee relates. For purposes of this calculation, Average Net Assets means the average of the daily net asset values of the Managed Assets for the applicable period. The Investment Management Fee will be pro-rated for any period that is less than a full calendar month.

Calculation and Payment of Performance Based Fee: For each Calculation Period and upon a complete withdrawal of the Managed Assets, the Performance Based Fee will be equal to 15 percent of the Net Appreciation during the Calculation Period; provided, however, that the Net Appreciation upon which the calculation of the Performance Based Fee is based will be reduced to the extent of any unrecovered balance remaining in the Loss Recovery Account. The Net Appreciation cannot be reduced below zero. If there is Net Depreciation during the Calculation Period, the Performance Based Fee will be zero. The Performance Based Fee shall be payable annually, in arrears, in the month that follows the last calendar month of the Calculation Period or, in the event of a complete withdrawal of Managed Assets, in the month that follows the final Calculation Period.

Definitions Related to the Calculation and Payment of the Performance Based Fee:

Calculation Period: Calculation Period means the 12-month period that begins on January 1 and ends on December 31 in each year. In the event the Effective Date is other than January 1, 2012, the first Calculation Period shall be the period that commences on the Effective Date and ends on December 31 of the same year, even though less than 12 full months. In the event of a complete withdrawal, the final Calculation Period shall be the period that commences on January 1 of the year of withdrawal and ends on the date of complete withdrawal, even though less than 12 full months.

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Appendix B

Effective Date: The Effective Date is the date on which the Fund has first placed assets with the Manager.

Net Appreciation: Net Appreciation means the excess, if any, of the ending net asset value of the Managed Assets as of the last day of the applicable Calculation Period over the beginning net asset value of the Managed Assets as of the first day of the applicable Calculation Period. The beginning net asset value will be increased to reflect any additional assets placed with the Manager during the applicable Calculation Period or reduced to reflect any assets withdrawn from the Manager during the applicable Calculation Period.

Net Depreciation: Net Depreciation means the excess, if any, of the beginning net asset value of the Managed Assets as of the first day of the applicable Calculation Period over the ending net asset value of the Managed Assets as of the last day of the applicable Calculation Period. The beginning net asset value will be increased to reflect any additional assets placed with the Manager during the applicable Calculation Period or reduced to reflect any assets withdrawn from the Manager during the applicable Calculation Period.

Loss Recovery Account: Loss Recovery Account is a memorandum account, the opening balance of which shall be zero. At the end of each Calculation Period, the Loss Recovery Account will be adjusted as follows. For a given Calculation Period, if there is Net Depreciation of the Managed Assets, the Loss Recovery Account will be increased by an amount equal to the Net Depreciation. For a given Calculation Period, if there is Net Appreciation of the Managed Assets and the balance in the Loss Recovery Account is other than zero, the Loss Recovery Account will be reduced by an amount equal to the Net Appreciation; provided, however, that the Loss Recovery Account cannot be reduced below zero.

Agreed and Accepted:		Agreed and Accepted:

TIFF Investment Program, Inc.		OVS Capital Management LLP
for its TIFF Multi-Asset Fund

By:	/s/ Kelly A. Lundstrom	By:	/s/ Sam Morland

Name:	Kelly A. Lundstrom	Name:	Sam Morland
Title:	Vice President	Title:	CIO

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